Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,120,632.00
Previously Paid Amount	0.00
Total Fee Amount	1,811.96
Total Offset Amount	0.00
Net Fee	$ 1,811.96